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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of The
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest event
                         Reported): February 28, 2005


          CWMBS, INC., (as depositor under the Pooling and Servicing
          Agreement, dated as of February 1, 2005, providing for the issuance of the CHL Mortgage Pass-Through Trust 2005-3,
             Mortgage Pass-Through Certificates, Series 2005-3).

                                  CWMBS, INC.
                                  -----------
            (Exact name of registrant as specified in its charter)

     Delaware                          333-109248          95-4449516
--------------------------------       ----------          ----------
(State or other jurisdiction          (Commission         (IRS Employer
of incorporation)                     File Number)        Identification No.)

4500 Park Granada
Calabasas, California                                     91302
---------------------                                   ---------
(Address of principal                                   (Zip Code)
 executive offices)

Registrant's telephone number, including area code (818) 225-3000
                                                   --------------


______________________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[  ]     Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))

Section 8       Other Events

Item 8.01       Other Events.

On February 28, 2005, CWMBS, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of February 1, 2005 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc., as a seller, Park Granada LLC, as a seller, Countrywide Home Loans Servicing LP, as master servicer, and The Bank of New York, as trustee, providing for the issuance of the Company's Mortgage Pass-Through Certificates, Series 2005-3. A form of the Pooling and Servicing Agreement is annexed hereto as Exhibit 4.1.


















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


Section 9       Financial Statements and Exhibits

Item 9.01       Financial Statements and Exhibits.

(a) Financial statements of businesses acquired:

         Not applicable.

(b) Pro forma financial information:

         Not applicable.

(c)  Exhibits.

Exhibit No.     Description

   4.1          Form of Pooling and Servicing Agreement.
















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


                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  CWMBS, INC.



                                  By: /s/ Darren Bigby
                                      ---------------------------------
                                      Darren Bigby
                                      Vice President



Dated:  March 14, 2005











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



                                 Exhibit Index
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Exhibit                                                                    Page

4.1      Form of Pooling and Servicing Agreement                              6








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